UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 04, 2019

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

TRIBECA BRIDGE TOWER, 450 NORTH END AVENUE, PH-D, NEW YORK, NY 10282

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02—DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Registrant is contemplating the appointment of Mr. Prabhpreet S. Khinda as Interim Chief Operating Officer, Ms. Geetha Darbha as Interim Chief Administrative Officer, Mr. Murali Kuppa as Interim Head of Government Liaison, Mr. Suryananarayanan Venkataraman as Corporate Secretary & Chief of Internal Affairs, Mr. Mahesh Kumar Vellaboyina as Interim Head for Bullion Products Distribution, Mr. Kautilya Palaypu as Interim CFO & Director of Product Solutions, Ms Louise Jones as CEO, Head of Investment Sales and Principal Adviser and Mr. Laxmi Prasad as Chairman Designate. The Company is actively negotiating their contractual terms of appointment and once finalized their engagement contracts with the Registrant would be reported to the SEC as it mandates.

ITEM 8.01—OTHER EVENTS

The Registrant and stakeholders have for quite sometime been envisioning and structuring potentially unique wealth management products that primarily focus cross connecting potential investors world over into value adding opportunities/assets, income generating real estate, global citizenship/permanent residency, bullion products, farming produce and infrastructure development as target niche areas for wealth building.

The researched effort, planning, structuring, test seeding and promotion of these products is now progressing into fruition and Registrant is very hopeful that it would help and facilitate wealth managers/builders across to dissipate and promote these structured products as a shift away from routine market instruments for even common man to participate in structured wealth building.

Enterprising its knowledge & practice deliverability prompted Registrant to systematically attempt its initiatives and vision into becoming a globally diversified (miscellaneous) holding company by cross connecting wealth building investors and their managers into identified and structured investments/assets.   As a step within, Registrant persuaded to win exclusive right and assignment from its affiliate partner firm(s) – SIRI Global Asset Management Company, Masala Capital LLP, SIRI Gold Advisory LLP and else owned by Mr. Laxmi Prasad, Mr. Mahesh Vellaboyina and other key stakeholders – to efficaciously structure opportunistic business/ asset/ firm purchase as a wealth building solution for their Tax Practice (Self Directed IRA & 401K) and Regulation S client base worldwide. In exchange for its sweat and merit, Registrant typically expects to gain equity and management rights in the invested assets, quenching its effort as an Investment Holding Company.

Each structured opportunity shall be funded with Non US (Regulation S) & US Investors - accredited & non-accredited, subject to regulatory compliance and their qualification to invest into specific investment vehicles (SPVs) organized/to be organized as US Reg. A+ Companies and exempt PE & REIT structures as it applies and advised for investment by licensed investment advisers and placement managers designated for the purpose from the jurisdiction/country that regulates the advisory role & responsibility.  If the investment destination is India, the money shall route into the country as FDI or FPI Category II / III into the structured Real Estate / Infrastructure Investment Trust(s), AIFs and/or SPVs as it applies. Elsewhere globally, the respective jurisdictions shall govern flow of investments.

Registrant negotiated with Fund America Online, Karvy Global, Akasam Consulting, JLL, Cushman Wakefield, Client Associates and other Broker-Dealers and attorney firms to do paper work, due diligence, valuation checks and/or engage into any advisory responsibility as and when needed. In its conduct, Neither the Registrant nor its Affiliate Partners are/would be drawing any advisory compensation from investors out of any transaction that the Registration is/would be structuring.  Further, Registrant is not conducting/shall not be conducting any Investment Banking activity in any of the transactions that it is/would be dealing with.

Registrant typically identifies the asset/opportunity, negotiates and structures the investment into a wealth management/investment product and extends it as an opportunity investment for its stakeholders, affiliates, customers and others retaining a portion of the ownership and management and control over the asset/ business as its sweat equity holding. Any compensation or dividends earned by the Registrant and/or its officers by holding such equity & management control may not be construed as compensation draw in any advisory or investment banking capacity but as owners and managers of the company.

Aligning accordingly, Registrant as a participant and an assignee for affiliate partners’ clients, could successfully identify and express interest in (and enter into memorandum of understanding with),

(a)

Couple of financially stressed but opportunistic hospitality Assets

(b)

Income generating residential apartment units (Completed or 70-80% completed Projects)

(c)

A 25.64 Acres land near to the Chennai International Airport, Gerugambakkam Village, India (for developing the asset into an integrated township development opportunity)

(d)

Farming Produce (35,000 acres of Paddy Rice in cultivation)

(e)

A major Gold Refinery and mining company for sourcing, supplying and distribution of certified, assayed and numbered investible grade Gold Bars of 999.9 purity

(f)

A Gold Trading Company that intends acquiring Gold Mine to produce and distribute 300 Kilos of Gold Dore per month /Investible Gold in equivalence; and

(g)

An Indian Ayurvedic Physician Expert (who owns a world renowned Ayurvedic Center in Mysore India) for establishing top of the line Wellness-cum-Assisted Living Centers across the globe themed on ancient Ayurvedic Practice

(h)

REIT & InvIT Practice - A Tunnel Building & advanced Infrastructure Construction Company for establishing $600 million Infrastructure Investment Trust (InvIT)

Investing into Value Generating Hospitality Assets as structured wealth building. In fulfillment, Registrant is facilitating buyout of hotel assets of an Indian listed Firm for a few of its over-the-top ultra high net worth investors. The name and details of the transaction cannot be divulged, as the target is an actively trading public company on the Indian Stock Exchanges. However, the deal is fast progressing towards closure with a leading Asset Management Company (AMC) front-ending the transaction and would hold assets under management for and on half of the investors.

To explain in broad on the transaction flow, Registrant organized one exempt Real Estate Private Equity (PE) Firm u/s 3(c)(1) & 3(c)(7) from the State of New York into which investors shall organize money following Regulation S guidelines immediately after the target company shareholders approve of the sale of assets.  Subject to the target company’s shareholders approval of the sale of assets in favor of the Asset Management Company and conclusion of sale itself as slump sale per Indian Income Tax Act 1961, transaction is expected to fetch the Real Estate Private Equity Fifty Percent 2% p.a. over NAV as management fee and 20% over and above 5% hurdle rate as Carried Interest of which Registrant is a Class A Member with 20% Membership Interests.  Registrant is expecting to gross around $2.60 million in this reporting year upon transaction conclusion.

THERE IS NO GUARANTEE THAT SHAREHOLDERS SHALL APPROVE THE SALE OF ASSETS AND EVEN IF THEY APPROVE THEY MAY NOT APPROVE IN FAVOR OF THE AMC THAT IS MANDATED WITH THE MANAGEMENT OF ASSETS. THERE IS ALSO NO GUARANTEE THAT SALE SHALL CONCLUDE EVEN IF SHAREHOLDERS APPROVE.   EVEN IF APPROVED AND SALE IS ADVISED FOR CONCLUSION, INVESTORS REPRESENTED BY THE REGISTRANT MAY BACK-OFF CAUSING LOSS OF EARNING POTENTIAL AND VALUE STAKES IN THE OPPORTUNITY.

Registrant also entered into a Memorandum of Understanding with another South India based hospitality group, managed and operated by an international brand, for assets valued around $180 Million. For the purpose, Registrant is arranging to raise $50 Million under Regulation A+ & Regulation S and balance $130 Million through Hospitality REIT that the Registrant is contemplating to register in India following Securities Exchange Board of India and other regulatory guidelines.

THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO ARRANGE MONIES AND TRANSACTION WILL CONSUMATE. FAILURE SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITISTIC INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE IS EXPECTING TO GAIN.

Investing into income generating residential units and township as structured wealth building.  In the real estate segment, the Registrant has been conducting survey and due diligence in its endeavor to structure rent generating assets as a wealth building investment for its customers and those assigned to it by affiliate partners.

Progressing forward, Registrant identified certain opportunities and advanced into signing Memorandums of Understanding. Registrant is in active commercial negotiation with few others.

To list a few - Appu Hotels Ltd. (“Appu Hotels” or “Appu” or “AHL”), Alliance Business Parks, Pvt. Ltd. (“Alliance”) and DRA Aadithya South City Projects Private Limited, all based out of Chennai India and Unicca Emporis Private Limited, Bengaluru India.

(a)

Investing into Land towards developing the Asset into Integrated Township. The Registrant signed a Memorandum of Understanding (the “Appu Memorandum”) with Appu Hotels on the 10th of July 2019 by which the Registrant agreed to arrange the required capital with the help of its stakeholders, investors, affiliate partners and their customers/investors to acquire interests in certain underlying assets of Appu Hotels, most immediately the 25.64 Acres parcel of land and certain other Underlying Appu Hotels Assets. The contents of the Appu Memorandum may not yet be publicly released in full due to certain provisions of confidentiality and non-disclosure agreed upon by the Registrant with current ownership. Limitedly, Registrant discloses hereby that it expressed its intent to buyout 25.64 Acres of land owned by Appu in Gerugambakkam Village, Off Gerugambakkam Main Road in Chennai, India (the “Underlying Appu Hotels Asset”) against remittance of initial consideration. Registrant initially agreed for buying the land for Rs. 1.4 Billion (Approximately $20 million) of which Rs 990 million were to be paid on the 10th of August 2019 (which later got extended to the 16th of August 2019) to help Appu pay its banks that it owed monies to. In exchange, the MOU granted rights to the Registrant to secure the underlying land asset in its name / or its designated entity or permitted assignees. However, after several deliberations with legal, technical and financial advisers and conduct of due diligence and technical viability by a renowned global Real Estate Agency, Registrant’s IMC & compliance opined that it cannot directly buy the asset or invest into AHL to avoid or mitigate any materially foreseeable / unforeseeable risk.  Registrant is advised now that the only possible way to execute the buyout is by engaging and partnering with a local developer under joint development for developing the asset into an integrated township and it buys the asset investing monies into a structured investment vehicle (not into AHL directly) which in turn executes the buyout and registers title and ownership over the land clear of all charges, lien, mortgage, pledge, subrogation and encumbrance in its favor and that of its investing stakeholders/customers/affiliates and their investors/ customers. Registrant further determined in its discovery process that Appu previously entered into an agreement with another interested buyer (a local developer who failed in making payment that lead to the deal cancellation) for a much lower consideration ($13 million) and opines that it should not table anything more than Appu agreed as consideration ($13 million) for selling the land parcel as local real estate has not improved anything better.

By MOU, Registrant disclosed to Appu that it is raising money as a combination of private & public capital pursuant to US SEC Regulation S (for non-US persons), Regulation A+ (for intending investors of Registrant’s affiliate partner’s SDIRA customers) and SEBI REIT guidelines (for India Domestic & Global Investors). Registrant, with the help of its advisers in India, identified two strategic investors one based in Hyderabad, TS, India and the other Chennai, TN, India to part finance and participate in the Joint Development effort that Registrant envisions to undertake. Balance money to come from the United States, Registrant is structuring and executing the investment process to ensure compliance. To brief on the remittance process, money from US shall be remitted into an Indian FPI Account registered with SEBI managed by an Indian custodian which firm shall in turn, after KYC and due diligence is conducted on the remittance and ultimate beneficiaries, invest into a specially structured investment vehicle (SPV).

Progressing further in its execution of MOU with Appu, Registrant offered its in-principle commitment to another secured lender of AHL (not in the consortium of bankers that lent monies) that it shall, on or before the 10th of October 2019, pay-off the outstanding balance that AHL owes, approximating around US $9.72 million.  Registrant’s representative Mr. Laxmi Prasad further agreed in his meeting with the consortium of bankers of Appu that Registrant shall also pay off the remaining amount (approximately US $16 million) of Secured Loans that AHL owes to the bankers over and above US $ 9.72 million what Registrant agreed to bring in to pay to AHL for buying out the Land. In exchange for repaying the total loan balances that AHL otherwise would have owed to the secured lenders (approximating around Rs 26 million), Registrant is expecting to claim 16.67% equity ownership in the overall underlying assets of AHL and shall further seek rights to securitize the assets that the subject lenders were otherwise holding in charge, pari-passu, lien, securitization, subrogation and pledge.

The registrant expects to earn around $21 per SFT on 50% of 670,000 SFT of plotted land area as initial phase of sales receipts in the joint development works that Registrant is planning to undertake along with local developer for developing the land into an integrated township.  The receipts are expected month on month over 24 months offering projected revenue of around $7 Million for the Registrant.  The township development further extends the value and income levels of the development.

REGISTRANT IS EXPECTING THAT IT SHALL CLOSE THE ABOVE MATTERS WITH APPU ON OR BEFROE THE 10TH OF OCTOBER 2019, IN ITS ATTEMPT TO PROGRESSIVELY EXECUTE THE MOU, BRINGING IN US $41.67 MILLION AS INVESTMENT OF WHICH US $13 MILLION IS TOWARDS LAND PURCHASE PLUS US $1.53 MILLION IS TOWARDS REGISTRATION CHARGES PLUS $26 MILLION IS TO PAYOFF THE BALANCE OF SECURED LENDERS MONIES IN FULL INCLUDING THOSE NOT PART OF CONSORTIUM AND REMAINING BALANCE IS AS FEES TO THE TRANSACTION SERVICE PROVIDERS. THIS SHALL CLEAN THE BALANCE SHEET OF AHL FREE OF SECURED DEBT FOR REGISTRANT TO GAIN EQUITY & SECURED RIGHTS IN THE UNDERLYING ASSETS OF AHL WITH REDUCED MATERIAL RISK.

IF FOR ANY REASON, REGISTRANT FAILS TO RAISE MONIES ON OR BEFORE THE EXTENDED TIME PERIOD OR IF LENDERS DO NOT AGREE OF EXTENDED TIMELINES OR IF AHL MANAGEMENT/SHAREHODLERS DO NOT APPROVE OF THE SALE OF LAND, GRANT OF EQUITY AND SECURED RIGHTS OVER ASSETS INFAVOR OF THE REGISTRANT, APPU AND THE REGISTRANT SHALL HAVE THEIR EXERCISABLE RIGHTS TO TERMINATE THE MEMORANDUM CAUSING REGISTRANT TO LOOSE ITS OTHERWISE EXPECTED POTENTIAL INCOME, TIME, MONEY AND RESOURCES SPENT.

HOWEVER, IF THE CLOSURE DOES NOT HAPPEN BECAUSE OF LENDERS DISAGREEMENT ON TIMELINES OR MANAGEMENT/ SHAREHOLDERS NOT APPROVING THE SALE OF LAND AND/OR GRANT OF EQUITY & SECURITY OVER THE UNDERLYING ASSETS OF APPU, OR IF THE TRANSACTION FAILS TO CONCLUDE FOR ANY REASON, REGISTRANT SHALL USE THE INVESTMENT MONIES SO NOT INVESTED INTO ACQUIRING UNSOLD RESIDENTAIL UNITS WHICH HELPS REGISTRANT GAIN INCOME POTENTIAL FROM SUCH ALTERNATE ASSET INVESTMENTS, THOHUGH IT IS DIFFICULT TO ASSESS IF SUCH ALTERNATE OPPORTUNITY OFFERS EQUAL, BETTER OR LOWER INCOME YIELD TO THE REGISTRANT AND ITS INVESTORS THAN IF IT WOULD HAVE INVESTED INTO THE ASSETS/EQUITY OF APPU.

(b)

In addition to this potential land development project, the Registrant and its customers are contemplating the acquisition of residential real estate assets currently developed and completed / nearing completion.

1.

Registrant entered into a consent & acceptance agreement (the “Unicca Agreement”) with Unicca Emporis Private Limited, Bengaluru India (‘Unicca’) which can be found in Exhibit 10.1 of this Form 8-K, whereby Unicca accepted to Sponsor its underlying unsold assets located in survey number 11/1 of Sorahunase Village, Varthur Hobli Bengaluru East Taluk into a Residential Real Estate Investment Trust (Residential ‘REIT’ or simply the “REIT”) that Registrant shall organize to acquire Income Generating Residential Real Estate Assets across India following Securities Exchange Board of India Guidelines and that of SEC & other Regulatory Compliance of the United States, wherever required.

Registrant intends to raise the required capital and Unicca Emporis Consideration by registering the REIT and raising money into it from its internal customer base, qualified HNIs, strategic investors and public. Unicca as sponsor, its shareholders shall exchange their shares with the units of the REIT for the value of the transaction.

The difference in fair/enterprise value of the assets (valuation done using DCF method on 5 year forecast of the property as rental asset) at which investors are issued REIT units over the transaction face value shall be the equity gain of the Registrant. Registrant is expected to value add Rs 1,000 per SFT on 130,000 SFT of property  (Rs. 130 Million i.e. US $1.85 million approximately) and further earn dividends from rental yields year on year. Any future appreciation in Real Estate value shall additionally benefit the registrant and its investors.

IF FOR ANY REASON, REGISTRANT IS UNABLE TO RAISE RS 300 MILLION BEFORE 30TH SEPTEMBER OR SUBSEQUENTLY FAIL TO RAISE MONIES INTO THE REIT UNICCA AND THE REGISTRANT SHALL HAVE THEIR EXERCISABLE RIGHTS TO TERMINATE THE MEMORANDUM CAUSING REGISTRANT TO LOOSE ITS OTHERWISE EXPECTED POTENTIAL INCOME, TIME AND RESOURCES SPENT.

 2.

Registrant is in active commercial negotiations with DRA Aadithya South City Projects Private Limited. REGISTRANT IS HOWEVER NOT SURE IF THE NEGOTIATION WOULD MATERIALISE INTO ANY BINDING ARRANGEMENT.

3.

Registrant conferred its Expression of Interest to acquire unsold inventory underlying the development of Alliance Galleria, Chennai.

Registrant is exploring for placing 393 unsold units (the “Galleria Units”) of Alliance Galleria, a property located at Survey No. 200, 4, 200 Feet Radial Rd, Zamin Pallavaram, Arulmurugan Nagar, Old Pallavaram, Chennai, Tamil Nadu 600043. On the 19th of August 2019, the Registrant has submitted a letter expressing interest (the “Alliance Galleria LOI”) in purchasing the units for a total amount of USD $40 million. This consideration (the “Alliance Galleria Consideration”) has been arrived with $69.44 per SFT as a base price for the total saleable area of around 500,000 square feet with add-ons as defined below:

•

US $4.167 per SFT for standard furnishings that Alliance has been offering to customers

•

US $4.167 per SFT for deposits towards power connection, water connection, recovery of infrastructure charges of $1.74 per SFT

•

Car Park pricing to be agreed at depending on the available number of car parks

•

Statutory payments of GST at actuals, stamp duty and registration charges at actuals

•

Preferred Location charge for specific apartments – pricing NOT IN AGREEMENT

•

Corpus fund payable to the association and due maintenance charges in advance payable to Alliance for maintenance of the complex for a period of 12 months from handover

As per the Registrant’s letter of expression of interest to Alliance, the Registrant has 30 days to complete all due diligence and 21 days from then to execute binding agreements. Alliance sent a letter of acceptance in response to the Alliance Galleria LOI, which can be found in Exhibit 10.2.

Should negotiations proceed to the stage of binding agreements with Alliance, the Registrant intends to raise the Alliance Galleria Consideration by a combination of private & public capital pursuant to US SEC Regulation S (to non-US persons), Regulation A+ and REIT. Money from the United States shall be remitted into an Indian FPI Account registered with SEBI managed by an Indian custodian which firm shall in turn, after KYC and due diligence is conducted on the remittance and ultimate beneficiaries, invest into a specially structured investment vehicle (SPV).

Registrant is expected to benefit around $11.11  - Rs 13.89 per SFT on and around 500,000 SFT (i.e. US $6-7 million approximately) and further earn rental yield year on year placing the asset into Residential REIT that Registrant is contemplating to organize. Any future appreciation in Real Estate value shall additionally benefit the registrant and its investors.

IF THE REGISTRANT FAILS TO SIGN BINDING AGREEMENTS WITH ALLIANCE, OR FAILS TO RAISE THE REQUIRED $40 MILLION FOR PAYING ALLIANCE GALLERIA CONSIDERATION OR THE STRATEGY ITSELF FAILS FOR ANY KNOWN OR UNTOWARD OR UNEXPECTED REASONS, THE REGISTRANT SHALL LOOSE THE POTENTIAL INCOME THAT IT EXPECTED OF THE UNITS.

Invest into sustainable Agriculture (Paddy/Rice Cultivation, Milling, Grading, Packing  & Trading)  - Impact social accountability among citizens.  Registrant is in the process of building a business model, aligned with the financial interests of the Registrant’s customers, with the socially conscious aim of supporting rice paddy farmers in India. The Registrant is actively working to support farmers collectively owning approximately 35,000 Acres of land in Nellore District, Andhra Pradesh, India. To this effect, the Registrant has partnered with the Kaidara Foundation based in Tada, District Nellore, State of Andhra Pradesh, India for the handling of day-to-day management operations in the style of an agricultural cooperative. The Registrant, at present, intends for its customers to purchase saleable retail rice bags (“Rice Product”), which may play the twin roles of a retail product and wealth management commodity. The rice may act as a purely retail product, if the Customer elects to purchase the product for consumption. Alternatively, the rice may also act as a wealth management commodity, as the Customer may opt to purchase Rice Product at a discount for trading purposes, enabling the Customer profit-sharing in any margin from purchase price to sale price.

The total capital requirement for 35,000 Acres of rice produce is estimated at approximately USD $35 million. The Registrant intends to raise this capital via direct Rice Product sales and expecting to gross US $7 million per year. This model is subject to refinement.

INVESTING INTO PADDY OR RICE PRODUCTION CARRIES CERTAIN RISKS BEYOND THE CONTROL OF THE REGISTRANT, ITS AFFILIATES AND MANAGEMENT. PRODUCTION OF RICE MAY TAKE SEVERE HIT AND LOSSES DUE TO THE OCCURRENCE OF NATURAL DISASTERS OR FORCE MAJEURE. THOUGH THE REGISTRANT’S BUSINESS MODEL ATTEMPTS CERTAIN RISK MITIGATING MEASURES INCLUDING CROP & LOSS OF PROFITS INSURANCE TO ACCOUNT FOR SUCH SITUATIONS, THE REGISTRANT WILL NOT BE ABLE TO FORETELL THE EXTENT OF DAMAGE OR ENSURE ADEQUATE COVERAGE BY INSURANCE TO MAKE THE BUSINESS MODEL A SUCCESS.

THE SUCCESS OF THE BUSINESS MODEL IS ALSO DEPENDENT ON ADEQUATE MARKETING RESOURCES TO MARKET THE RICE PRODUCT AND GENERATE TRUST AS A RELIABLE DISTRIBUTING AND SUPPLY PARTNER WITHIN THE FARMING AND INVESTOR COMMUNITY. FURTHER, NO DISTRIBUTION NETOWRK, SALES FORCE AND CUSTOMER/INVESTOR SUPPORT IS SET IN PLACE. IF THE CUSTOMER ORDERS RICE PRODUCT, THERE MAY BE DELAYS IN DELIVERY IF THE DISTRIBUTION MODEL HAS NOT YET BEEN CEMENTED. REGISTRANT IS PLANNING TO OUTSOURCE CERTAIN LOGISTICAL OPERATIONS OF THE BUSINESS AND THOSE AGENCIES MAY NOT WORK AS EXPECTED AND DELIVER PERFORMANCE THAT REGISTRANT INTENDS TO OPERATE. THOUGH WE MAY CONDUCT DUE DILIGENCE AND SEARCH FOR RELIABLE OUTSOURCING PARTNERS AT STORAGE, MILLING, GRADING, PACKING AND DISTRIBUTION LEVELS THERE IS A CHANCE OF DELAY OR LOSS OF PRODUCT DUE TO UNFORESEEN CIRCUMSTANCES OR ANY OTHER REASONS BEYOND THE CONTROL OF THE REGISTRANT. THE REGISTRANT MAY NOT BE ABLE TO GENERATE ADEQUATE SALES TO SUSTAIN OPERATIONS.

ANY BUSINESS WILL BE SUBJECT TO RISKS AND THOUGH THE REGISTRANT MAY INTEND TO FORESEE ALL SUCH RISKS FOR MITIGATION, THERE IS A POSSIBILITY THAT CERTAIN RISKS MAY ESCAPE FORESIGHT.

Gold as Wealth Saving. The Registrant intends to promote physical & pure Gold (“Gold”) as a Wealth Saving Product in India via structured gold purchasing. The Registrant has negotiated agreements, in partnership with its affiliate Indian Firm Masala Capital LLP based in Hyderabad, India (substantial shareholders of the Registrant are also the substantial shareholders) with a major Gold Refiner, a London Bullion Markets Association (“LBMA”) certified gold supplier, to release Pure Gold Bars for sale to the customers of the Registrant and of its affiliate Partners and any freshly added by another arm of the affiliate partner namely SIRI Gold Advisory, India in exchange for a Bank Guarantee to be set in place to cover the risk of the Refiner in releasing gold to the storage vaults from where customers of the Registrant and its affiliates would be purchasing as a point of sale payment mechanism.

Registrant will be raising the required capital in order for it to organize Bank Guarantee. The Registrant intends raising this amount from Distributing Partners in India (the “Gold Investors”).  The Gold Investors will be placing money towards a Bank Guarantee so that the Refiner or other LBMA-certified gold supplier will be ready to release gold for selling purposes on a rotating basis, keeping the Bank Guarantee in purview for securing the supplier’s risk.

Registrant developed the investment model, as a structured and secured method of investing money into Fixed Deposits with the added feature that it not only offers annual bank interest on Fixed Deposits but also income on each gram of gold that the Registrant sells from Gold allocated and earmarked against investment by the Refiner. The Registrant intends to secure a percentage as margin on Gold Product Sales via this model. The Registrant intends to also be able to purchase Gold at a discounted rate by building direct sourcing relationships with active Gold Mining Companies or sourcing agents and requesting the refiner firm to refine sourced Gold from proprietary sources. Minted gold released to the vaults for sale will be uniquely numbered, certified and assayed confirming to LBMA standards with 999.9 purity, fineness and tolerance. In each Sales Cycle, a fresh batch of numbers will be allocated uniquely tagging one’s investment to the physical gold to maintain security and reliability of the Gold Product.

Registrant signed with refiner for selling 1 Million Grams of gold per month, and is expecting each gram of gold to generate on an average $0.67 margin, meaning an expected gross income generation of around US $8 million per year.

THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO SECURE AN INVESTING DISTRIBUTING PARTNER OR INVESTMENT FROM ANY OTHER PERSON TO HAVE REQUIRED CAPITAL ON HAND FOR THE ARRANGEMENT OF BANK GUARANTEE TO COMMENCE GOLD PRODUCT SALES.  FURTHER, THERE IS NO GUARANTEE THAT THE REGISTANT AND/OR ITS AFFILIATE PARTNERS WILL BE ABLE TO SELL THE PLANNED QUANTUM OF GOLD OR THAT SALES WILL GENERATE EXPECTED MARGINS PER GRAMTHAT REGISTRANT EXPECTS WHICH IN CASE IT WOULD SEVERELY IMPACT THE REVENUE EXPETATIONS AND ACTUAL PERFORMANCE OF THE REGISTRANT.

REGULATION S & REGULATION A+ PRACTICE: Gold Sourcing, Wholesaling and Distribution. Registrant intends to promote and sponsor BILVA METALS INC (“Bilva”), a newly organized New York based corporation located on the 90 State Street, Suite 700, Office 40, Albany, NY 12207 USA, for the purposes of TRADING in Gold in the United States (and elsewhere) and to also search and acquire or partner with active gold mining firms across the globe to produce, refine and source Gold Products into the United States and other distribution centers across the world. Sponsored by the Registrant, Bilva was incorporated in New York State on July 26, 2019 and shall be headed by Mr. Prabhpreet Khinda, Interim COO Designate of the Registrant also as a transaction partner of the Mining Company and its Operations.

The Registrant intends to raise the required amount by a combination of private and public capital pursuant US SEC Regulation S (for non-US persons), Regulation A+ (for intending investors of Registrant’s affiliate partner’s SDIRA customers). The offerings pursuant to Regulation S and Regulation A+ are under preparation and the Registrant intends to raise subscriptions into Bilva by test seeding and filing Form 1A for tapping into its investor network under Regulation A+.  The Registrant is in active discussion with prospective EB5 investors who wish to migrate to the United States under EB5 Investment Green Card Program and work towards indoctrinating Gold as Liquid Savings to meet emergency financial situations and also as an alternate savings to build wealth.  Registrant intends establishing about 40 centers in USA in Targeted Employment Areas or townships with < 20,000 population tracks.

By Memorandum of Understanding (“Bilva Memorandum”) entered into with Mr. Prabhpreet Khinda on Bilva Metals, Registrant is expected to gain 36.73% share for itself and 26.53% for its investors. The Bilva Memorandum can be found in Exhibit 10.3. In addition, Registrant will earn $180,000 p.a. as annual management advisory income over the next three years from the date Bilva initiates its DPO.

THERE IS NO GUARANTEE THAT REGISTRANT MAY BE ABLE TO FIND INVESTMENTS FOR INVESTING INTO BILVA. THERE IS NO GUARANTEE THAT BILVA MAY BE ABLE TO ACQUIRE THE GOLD MINE THAT IT IS INTENDING TO BUY OUT.  THERE IS NO GUARANTEE THAT THE MINE MAY PRODUCE GOLD DORE FOR BILVA TO EFFECTUATE INTENDED SALES. FAILURE ON ANY GROUND WILL EFFECT THE DIVIDEND PAYOUTS AND STOCK VALUE OF BILVA WHICH IN TURN WOULD IMPACT THE PERFORMNACE OF THE REGISTRANT ITSELF SEVERELY.

REGULATION S & REGULATION A+ PRACTICE: Wellness, Retirement & Recreational Community Center Registrant has signed a binding Memorandum of Understanding (the “Talavane Memorandum”) with former pediatric anesthesiologist and Indus Valley Ayurvedic Centre, Mysore, India (“IVAC”) founder, Dr. Krishna Talavane for the purposes of promoting a firm (the “TM New Company”) devoted to building assisted living/retirement/recreational communities in the United States and abroad, embracing Ancient Indian Ayurvedic Theme, with real estate providing core investment security base.

The contents of the Talavane Memorandum may be found in Exhibit 10.4. As outlined in the Talavane Memorandum, the Registrant intends to aid the TM New Company raise USD $50,000,000.00 (the “Promotion Capital”) to be applied towards firm’s business purpose in US, India and elsewhere.

Registrant is in active discussions with one Texas, US based Real Estate Owner for buying out his current hotel & resort property along with additional land, clubhouse, sports center and stadium etc., for converting the same into EB5 Regional Center/New Commercial Center for investment sourcing purpose under Regulation S of the US Securities Act and develop the asset into Ayurvedic (Alternate Medicine) Center of Excellence for establishing Assisted Living Retirement Communities.

The Registrant is in active discussion with prospective EB5 investors who wish to migrate to the United States under EB5 Investment Green Card Program and work towards indoctrinating Ancient Ayurveda as an alternate assisted medical living approach to the communities of USA.  Registrant intends establishing about 100 centers in USA in Targeted Employment Areas or townships with < 20,000 population tracks.

The Registrant is further in active discussions and negotiation with a Chennai based hotel group for acquiring one Hospitality Asset (“Hotel”) on the shores of Bay of Bengal near to Mahabalipuram, Tamil Nadu India with intent to convert the subject property into a top of the line ultra luxurious wellness-cum-medical tourism center with adoption of Ancient Indian Ayurvedic theme, to be managed and operated by Ayur Homes/Villas under the mentoring guidance of Dr. Talavane. Registrant intends the asset to be absorbed into a Specific Purpose investment vehicle (SPV) to be owned as an asset of the Indian Subsidiary of the TM New Company and the Real Estate Investment Trust that the Registrant is organizing shall absorb the shares of the SPV in exchange for REIT Units.

By MOU entered into with Dr. Krishna Talavane, Registrant is expected to gain 25% share for itself and an additional 26.5% for its investors in the TM New Company   In addition, Registrant will earn annual management advisory income over the next three years from the date TM New Company initiates its DPO.

The Registrant intends to raise the required Capital and monies required for buying the Hotel by a combination capital pursuant to US SEC Regulation S (for non-US persons), Regulation A+ (for intending investors US & Non-US Persons), REIT and India SEBI Real Estate Investment Trust (REIT) guidelines (for Domestic as well as foreign Investors), subject to integration and all legal compliance. The offerings pursuant to Regulation S, Regulation A+ and US REIT are under preparation. Registrant is in active discussions with a Category 1 Merchant Banker for preparing Application for Registration of the India REIT with the Securities Exchange Board of India (SEBI).   Registrant intends to commence capital raising efforts pursuant to SEC Regulation S within 60 days of the signing of the Talavane Memorandum. The Registrant intends to raise subscriptions into the TM New Company by test seeding and filing Form 1A for tapping into its investor network under Regulation A+.  Registrant is further contemplating to raise initial money required on Hospitality Assets through the US REIT. Balance of money on Hospitality Asset, Registrant is planning for one strategic investor and public subscription into the Indian REIT once the Registrant organizes the REIT and registers with SEBI.

THE REGISTRANT MAY OR MAY NOT BE SUCCESSFUL IN SECURING CAPITAL FULLY OR PATIALLY AS INTENDED.  REGISTRANT MAY ALSO NOT BE ABLE TO SECURE SEC CLEARANCE ON REGULATION A+/REIT. REGISTRANT MAY ALSO NOT OBSERVE INCOME OR CAPITAL GAINS FROM ITS INVESTMENT AS EXPECTED. RATHER REGISTRANT MAY INCUR LOSSES FROM ITS INVESTMENT. THE BUSINESS MODEL SPECIFIED IN THE TALAVANE MEMORANDUM IS UNTRIED. IF THE PROJECT IS UNSUCCESSFUL, THE TM NEW COMPANY MAY BE SUBJECT TO LOSS SEVERELY IMPACTING THE INVESTOR MONEY INTO LOSSES TO THE EXTENT THAT THEIR INVESTED CAPITAL MAY EVEN BE WIPED AWAY COMPLETELY.

Though the Registrant may be able to successfully execute all practice opportunities contained within this Form 8-K filing, Registrant reserves the right to invest into other opportunities. As discussed in earlier paragraphs, Registrant is not conducting any investment banking or advisory activity. Registrant’s intent to conduct Wealth Management Activity in India through an affiliate or subsidiary is subject to the regulatory and Securities Exchange Board of India guidelines, rules and regulations. The activities of the Registrant may be categorized as miscellaneous holding company activity. Income generation from the Registrant’s business activities would stem from dividends, revenue, and other interests.

With the support of the listed opportunities and expected cash flows, the Registrant is attempting to regularize its activity, reporting all and any significant events as possible. Registrant is in the process of regularizing its financial reporting activity and expects to file its Financial Statements within the next quarter. Registrant is expecting regular cash flows once it successfully transacts at least one of the opportunities listed in this filing or unlisted and not discussed.

Registrant is expecting that any successful transaction closure, receipt of investment subscription, improvement in operational cash flows and realization of anticipated revenue and profits might substantially revise its Enterprise Value, possibly evolving the Registrant into a multi-billion dollar asset holding company. Expecting major turnaround Registrant is contemplating splitting its existing stock, issue additional shares, options and warrants, raise fresh capital, add senior management and expand operations and place efforts to relist and commence trading in its stock on the market.

However, Registrant has been incurring financial costs in its endeavor and attempt to hold diversified miscellaneous holding company activity.  Registrant’s consideration to identify and acquire assets/business opportunities in India and elsewhere, incurring heavy costs towards traveling, due-diligence and transaction sourcing so far resulted in significant operational losses for the Registrant, which situation may qualify it now as a Regulation A+ Company and help the Registrant to test seed and raise required working capital under Regulation A+ and Regulation S and possibly list on the New York Stock Exchange.

There is however no guarantee that Registrant shall turn successful in establishing practice or acquiring identified assets/opportunities. There is no guarantee that Registrant will be able to raise required capital to meet its expanded operation.  There is no guaranteed that Registrant will qualify or NYSE will grant permission for listing the company on its floor. There is no guarantee further that any of Registrant’s expectations will turn true severely impacting the conduct of the business, its valuation, revenue and profits, listing, stock price, sustenance and survival and all of its stakeholders and investors may be put to severe loss even completely eroding their invested capital.

There may be material, seen/foreseen/unseen, listed/unlisted business, management, operations, geographic, economic, financial, legal, technical and other risks involved in each of the assets, businesses, opportunities, practice areas and the conduct of business itself even if the Registrant has been following enough care in mitigating such risks. Registrant and its affiliates, customers, investors, vendors and any other persons associated with the Registrant including common shareholders and public in interest may have server impact due to the effects that these risks may influence upon the Registrant in its conduct and operations.

There is no guarantee that Registrant will see enough revenue or profits that will help it sustain and run business operations in continuance.

REIT / INVIT Practice: A Tunnel Building & Advanced Infrastructure Construction Company for establishing $700 million Infrastructure Investment Trust (InvIT). The Registrant entered into a Memorandum of Understanding (the “MVS InvIT Memorandum”) which can be found in Exhibit 10.5 with Mr. MVS Krishnam Raju, a Civil Engineer with 20+ years of experience in advanced civil engineering, tunnel construction, rail tracks, national highways, boring & excavation, dam & water reservoirs and construction of complex terminals and buildings for organizing Infrastructure Investment Trust with Registrant and Mr. Raju’ newly incorporated Bilva Structural Management Ltd as Co-Sponsors. Registrant is contemplating a $600 million corpus into the INVIT following Securities Exchange Board of India (SEBI) Guidelines.   Sponsors shall contribute 10% of INVIT corpus as Sponsor Capital and balance money shall be target from Strategic Investors and IPO that INVIT would plan to raise once SEBI Registers the InvIT.

Registrant intends to raise the required Capital and monies required for investing to infrastructure construction by a combination capital pursuant to US SEC Regulation S (for non-US persons), Regulation A+ (for intending investors US & Non-US Persons), REIT and India SEBI Infrastructure Investment Trust (INVIT) guidelines (for Domestic as well as foreign Investors), subject to integration and all legal compliance. The offerings pursuant to Regulation S, Regulation A+ and US REIT are under preparation. Registrant is in active discussions with a Category 1 Merchant Banker for preparing Application for Registration of the India INVIT with the Securities Exchange Board of India (SEBI).   Registrant intends to commence capital raising efforts pursuant to SEC Regulation S within 60 days of the signing of the Talavane Memorandum. The Registrant intends to raise subscriptions into the TM New Company by test seeding and filing Form 1A for tapping into its investor network under Regulation A+.  Registrant is further contemplating to raise initial money required project biddings through the US REIT. Balance of money, Registrant is planning for strategic investors participation and public subscription into the Indian INVIT once the Registrant organizes the INVIT and registers with SEBI.

THE REGISTRANT MAY OR MAY NOT BE SUCCESSFUL IN SECURING CAPITAL FULLY OR PATIALLY AS INTENDED.  REGISTRANT MAY ALSO NOT BE ABLE TO SECURE SEC/SEBI CLEARANCE ON REGULATION A+/INVIT. REGISTRANT MAY ALSO NOT OBSERVE INCOME OR CAPITAL GAINS FROM ITS INVESTMENT AS EXPECTED AND EARNINGS PAY BACK MAY TAKE LONGER THAN EXPECTED TIME. REGISTRANT MAY JUST INCUR LOSSES AND MAY NOT BE ABLE TO RECOVER PRINCIPAL INVESTMENTS. FURTHER, EVEN IF PROEJCTS ARE COMPLETED THE INVIT MAY NOT BE ABLE TO REALIZE MONEIES FULLY OR PARTIALY FROM DEBTORS FORCING THE INVIT TO BECOME LIQUID TRAPPED AND FINANCIALLY ENSTRANGED SUBJECTING REGISTRANT AND ITS INVESTORS TO LOOSE SEVERELY TO THE EXTENT THAT THEIR INVESTED CAPITAL MAY EVEN BE WIPED AWAY COMPLETELY.

In administrative news, effective as of July 27, 2019, the Registrant’s Principal Executive office address is 90 State Street, Suite 700, Office 40 Albany, NY 12207.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K includes both historical and forward-looking statements, which includes information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward-looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Sponsor Joint Venture Preliminary Consent and Acceptance by and amongst Interups Inc and Unicca Emporis Pvt Ltd.
10.2	Letter of Acceptance from Alliance Business Parks Pvt Ltd in Response to Interups Inc.’s Letter of Interest to Commence Material Transaction
10.3	Preliminary Memorandum of Understanding by and amongst Interups Inc and Prabhpreet Singh Khinda
10.4	Memorandum of Terms by and amongst Interups Inc and Dr. Krishna Talavane.
10.5	Memorandum of Terms by and amongst Laxmi Prasad and Krishnam Raju.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

September 4, 2019

By   /s/Laxmi Prasad

   Laxmi Prasad, Chairman